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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 14, 1997
                                                 -----------------

                       FIRST CENTRAL FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           NEW YORK                             1-9138                              11-2648222
(State or Other Jurisdiction of        (Commission File Number)        (I.R.S. Employer Identification Number)
        Incorporation)

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                                266 MERRICK ROAD
                            LYNBROOK, NEW YORK 11563
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code      (516) 593-7070
                                                      ------------------





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ITEM 5. OTHER EVENTS

        Pursuant to  Paragraph F of the General  Instructions  to Form 8-K,  the
Company hereby incorporates by reference herein the press release issued by the Company on February 14, 1997, which is attached hereto as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (C)    EXHIBITS

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               Exhibit       Description
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
               99            Press release, dated February 14, 1997

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FIRST CENTRAL FINANCIAL CORPORATION





February 20, 1997                      By: /s/ Andrew W. Attivissimo
                                           _____________________________________
                                           Andrew W. Attivissimo
                                           President






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                                INDEX TO EXHIBITS


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
Exhibit                                      Description
-------                                      -----------
  99                             Press release, dated February 14, 1997

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